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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    SAUER INC.
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                (Name of Registrant as Specified in its Charter)

                                    SAUER INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Danfoss Fluid Power A/S common stock, par value DKK 100 per share Danfoss Fluid Power Inc. common stock, no par value per share
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     (2) Aggregate number of securities to which transaction applies:
         500,000 shares of Danfoss Fluid Power A/S
         100 shares of Danfoss Fluid Power Inc.
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         $106,989,000*
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     (4) Proposed maximum aggregate value of transaction:
         $271,300,000
         -----------------------------------------------------------------------
     (5) Total fee paid:
         $21,397.80
         -----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

* Based upon the book value of the securities of Danfoss Fluid Power A/S and Danfoss Fluid Power Inc. (the "Danfoss Fluid Power Companies") as of October 3, 1999 (the latest date for which financial statements are currently available), computed by subtracting from Total Stockholders' Equity for the Danfoss Fluid Power Companies the amount of long term debt recorded by Danfoss A/S (the parent of the Danfoss Fluid Power Companies) and attributable to the Danfoss Fluid Power Companies.

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 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text
                                   SAUER INC.


                                                                  April 26, 2000

Dear Fellow Stockholder:

                                     URGENT!

The Special Meeting of Sauer stockholders is only a few days away. Your Board of Directors has unanimously recommended that stockholders vote in favor of all three proposals under consideration.

                LEADING VOTING ADVISORY SERVICE RECOMMENDS "FOR"

You should also be aware that Institutional Shareholder Services, the nation's leading voting advisory service, has recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR all three proposals.

              TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

Since approval of Proposal 3, regarding certain amendments to Sauer's Certificate of Incorporation, requires the affirmative vote of at least 80% of the outstanding stock, your vote is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,

Klaus H. Murmann
Chairman and
Chief Executive Officer

              TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF
                 THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.
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2.  Tell the operator that you wish to send a collect ProxyGram to ID No. 8552,
    Sauer Inc.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                           Name:              [NA.1]
                           Broker:            [Broker]
                           Control Number:    [ControlNum]
                           Number of Shares:  [NumShares]

5.  Give the operator your voting preferences, using the proxy text below.

                                   SAUER INC.
                     2800 EAST 13TH STREET, AMES, IOWA 50010
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   SAUER INC.
                     FOR THE SPECIAL MEETING ON MAY 3, 2000

         The undersigned hereby appoints Klaus H. Murmann, David L. Pfeifle, and Kenneth D. McCuskey, and each of them, with full power of substitution, as proxies, to vote all the shares of common stock of Sauer Inc. ("Sauer") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on May 3, 2000, at the Holiday Inn Gateway Center, 2100 Greenhills Drive, in Ames, Iowa, commencing at 8:00 a.m., local time, and at any and all postponements, adjournment or adjournments thereof, upon the matters set forth below, AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, YOUR SHARES WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

THE SAUER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

1. A proposal to consider and vote on a proposal to approve the issuance of an aggregate of 16,149,812 shares of Sauer common stock in connection with the acquisition by Sauer of all the outstanding common stock of Danfoss Fluid Power A/S and Danfoss Fluid Power Inc. from Danfoss Murmann Holding A/S. The Sauer common stock will be issued pursuant to a Stock Exchange Agreement among Sauer, Danfoss Murmann Holding A/S, Danfoss A/S and K. Murmann Verwaltungsgesellschaft mbH, dated January 22, 2000.

    (  ) FOR                     (  ) AGAINST                       (  ) ABSTAIN
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2.  A proposal to amend Sauer's Certificate of Incorporation to increase the number of authorized shares of Sauer common stock by 30,000,000 shares from 45,000,000 shares to 75,000,000 shares.

    (  ) FOR                     (  ) AGAINST                       (  ) ABSTAIN

3. A proposal to amend Sauer's Certificate of Incorporation to (a) remove the classification of the Sauer board of directors and allow for the removal of directors with or without cause by the holders of the majority of Sauer common stock and (b) provide that the size of the Sauer board of directors shall be determined pursuant to Sauer's Bylaws.

    (  ) FOR                     (  ) AGAINST                       (  ) ABSTAIN

Please give name to the operator exactly as name appears. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians, or corporation officers should indicate the capacity in which they are signing.